September 2005 the evolution of a business revolution

safe harbor Gevity HR, Inc. fully complies with Regulation Fair Disclosure guidelines. Naturally, whenever we make any forward-looking statement, there is always a degree of uncertainty and risk because actual results may differ materially from those we anticipate, project or expect. In this regard, we cannot make any representation or warranty regarding any forward- looking statement. We encourage you to review the Company's filings with the Securities and Exchange Commission. These filings contain more detail and additional information regarding factors that could cause materially different results, both positive or negative, from those that we may anticipate in any forward looking statement.

market opportunity over 10 million U.S. small businesses (53.3 MM employees) America's economic engine small & medium sized businesses: primary driver of economic growth primary source of job growth 45% of U.S. workforce penetrated market 45 64 over 12 thousand medium-sized businesses (13.9 MM employees) (1) Source: Dun & Bradstreet. (1) (1)

the engine's challenges 45% of US workforce is underserved from HR perspective small business segment: challenged by economic justification for HR function small and medium sized business segment: challenged by impact of HR practices on performance challenged by stepped demands imposed by HR infrastructure challenged by inefficient multi-vendor environment countless businesses and entrepreneurs have obvious and imminent needs provide the premier comprehensive insourced employee management solution for small and medium sized businesses, which delivers an HR infrastructure that is: affordable scalable effective efficient gevity's solution in order to help clients increase profits, grow sales and improve customer satisfaction

3 2 1 shared people resources and technology platform gevity's solution affordable, scalable insourced expertise and outsourced burdens effective bundled solution efficient

1 by sharing resources people - field and centralized support technology - portal accessible HRMS application processing - shared services center an HR infrastructure can be made affordable and scalable how to cater to the obvious and imminent needs of millions of companies and their employees? affordable scalable effective efficient HR infrastructure addressing the engine's challenges

2 by insourcing HR expertise, installing the right HR practices and outsourcing administrative burdens, companies operate more effectively, grow faster, perform better and create more value how to cater to the obvious and imminent needs of millions of companies and their employees? affordable scalable effective efficient HR infrastructure addressing the engine's challenges

3 affordable scalable effective efficient HR infrastructure by bundling services into one comprehensive offering workforce alignment administrative relief business protection an efficient single source supplier can be created how to cater to the obvious and imminent needs of millions of companies and their employees? addressing the engine's challenges bundled offering workforce alignment engage the right people in the right place at the right time doing the right things administrative relief manage employee administration business protection help ensure employment-related regulatory compliance and sound risk management practices the power of unlimited use. backed by 100% satisfaction guarantee.

service levels and platforms service levels and platform options are industry leading value proposition the comprehensive insourced employee management solution composition 3 components 26 specific offerings employee size 5+ 20+ service levels on demand installed service platforms complete custom complete custom service delivery integrated approach people shared processing center award-winning Oracle HRMS technology and dedicated HR administrative professionals portal SM client-assigned HR consultants gevity central allows proportionate resource allocation unique distribution reach business impact Gevity Institute and Cornell University: effective HR practices and business performance selection exceptional talent management formal HR processes & procedures professional management standards motivation and retention build a family-like community workforce alignment the right people in the right places at the right times doing the right things improved firm performance high quality develop new products satisfied customers effectively market products sales growth profitability gain market share direct correlation exists company profile comprehensive insourced employee management solution for small and medium- sized businesses 8,300 clients 129,000 client employees served field support and service center in Bradenton, FL @ 40 locations, nationwide largest Oracle HRMS application strong profitably growing business as of June 30, 2005 favorable client attributes and market dynamics lower client concentration lower price sensitivity lower capital investment lower new client acquisition cost shorter sales cycle higher market growth distribution costs constitute entry barrier gevity's evolution PEO HRO co-employed comprehensive insourced solution discounted insurance bundled services performance impact '02 value proposition client employees 99,400 106,500 130,000 op. inc/ ee (1) $51 $246 $385(2) eps $0.22 $0.62 $1.11(2) (1) Statistical information is based upon actual year-to-date amounts divided by the average number of client employees paid by month. (2) See reconciliation of non-GAAP financial information. '03 '04 '05 '06 roic 8% 20% 22%

gevity's future '02 '03 '04 '05 2005 provides a dramatically different base successful conclusion of reengineering process fundamentals in place widen target markets develop fee opportunities elevate sales capacity further leverage client satisfaction '06 substantially widen target markets by offering options in service and implementation, health benefits and wc coverage widen target markets fee opportunities

elevate sales capacity

create zero defect service apparatus manage lifetime value of client employee implement people, processing, portal management structure make the invisible visible: definition of deliverables and development of installation criteria manage technology advantage revamp company portal enhance unique portal experience further leverage client satisfaction pricing average administration costs gevity's values gevity's professional service fee hr management 1605 0 0 401(k) management 430 0 0 healthcare administration 315 0 0 payroll processing 150 0 0 workers' compensation administration 77 0 0 gevity professional service fee 0 1200 gevity's value to client Source: HR Management and healthcare based on the Saratoga Institute year 2000 human capital benchmarking report for companies with 1 to 500 employees. Other costs based on internal estimates.

gevity's unique position profitable growth and financial strength infrastructure that can be leveraged pricing opportunity technology, know-how and distribution in place industry leadership corporate governance oversight board committees and charters board expansion independent board members internal control internal audit function internal review committee and certification process 404 compliance reporting net revenues simplicity and transparency in 10-Q and 10-K filings corporate culture stakeholder orientation third annual stakeholder day: May, 2006 performance review revenue (in thousands) 2002 2003 2004 374654 425827 585481 2002 2003 YTD 2004 13092 28955 42678 (1) See reconciliation of non-GAAP financial information. gross profit (in thousands) 2002 2003 2004 90524 115718 173967 (1) CAGR = 25.0% CAGR = 38.6%

performance review net income (in thousands) 2002 2003 2004 4737 15391 31060 ebitda (in thousands) 2002 2003 2004 13092 28955 60355 CAGR = 114.7% CAGR = 156.1%

performance review (1) See reconciliation of non-GAAP financial information. diluted earnings per common share 2002 2003 2004 0.22 0.62 1.11 (1) CAGR = 124.6%

performance review professional service fees per average client employee 2002 2003 2004 926 1109 1125 2002 2003 YTD 2004 13092 28955 42678 operating income per average client employee 2002 2003 2004 51 246 385 complete service platform estimated client cost per employee per year gross profit revenue suta and other professional service fees workers' compensation health & welfare fica wages estimated revenue and gross profit breakdown custom service platform profit revenue other professional service fees workers' compensation health & welfare fica wages estimated client cost per employee per year

YTD 2005 results increase in operating income of over 20% increase in net income of nearly 20% increase of earnings per share increase of nearly 16% increase in annualized operating income per paid client employee of more than 16% increase in client employee base of 3,600 in the second quarter. results for the six months ended June 30, 2005 as compared to the same period in 2004 strong capitalization equity (in thousands) 12/31/02 12/31/03 12/31/04 6/30/05 58605 92380 165174 180765

2005 guidance retention 83% to 85% net growth of client employees served between 3% to 5% in 2005 minimally $1.25 earnings per share(1) organic growth; excluding potential acquisitions (1) Does not reflect any further reduction of previously estimated cost of workers' compensation claims.

reconciliation of non-GAAP financial information (in thousands, except share and per share data)

contact For additional inquiries, please contact: Anne-Marie Megela senior director, investor relations 1.800.2GEVITY (1.800.243.8489), x4672 annemarie.megela@gevity.com

September 2005 the evolution of a business revolution